SYMMETRY PANORAMIC TRUST

Symmetry Panoramic Alternatives Fund

Symmetry Panoramic Global Equity Fund

Symmetry Panoramic Global Systematic Fixed Income Fund

Symmetry Panoramic International Equity Fund

Symmetry Panoramic Municipal Fixed Income Fund

Symmetry Panoramic Tax Managed Global Equity Fund

Symmetry Panoramic US Equity Fund

Symmetry Panoramic US Systematic Fixed Income Fund

(collectively, the “Funds”)

Supplement dated August 5, 2025 to the currently effective Prospectus,

as may be supplemented, for the Funds

This supplement provides new and additional information beyond that contained in the currently effective Prospectus listed above and should be read in conjunction with the Prospectus.

Effective August 5, 2025, the following changes are made to the Funds’ Prospectus:

Under the “How To Purchase Fund Shares” section, the following information is added as the fourth and final paragraph of this section:

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

The second footnote, in regard to the “Total Annual Fund Operating Expenses After Expense Waiver and/or Expense Reimbursement” reported under the “Annual Fund Operating Expenses” fee table that is included in the “Fees and Expenses of the Fund” section for the Symmetry Panoramic Alternatives Fund, is replaced in this footnote’s entirety by the following footnote:

The “Total Annual Fund Operating Expenses” in this fee table, both before and after expense waiver and/or expense reimbursement, do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses. Total Annual Fund Operating Expenses after Expense Reimbursements are 1.63% for Class I Shares if Acquired Fund Fees and Expenses did not reflect fees and expenses associated with certain underlying funds' dividends on short sales and interest expense.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.